SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             July 23, 2003

PATH 1 NETWORK TECHNOLOGIES, INC.

(Exact name of registrant as specified in Charter)

Delaware	000-30928	13-3989885

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6215 Ferris Square, Suite 140, San Diego, California	92121

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:                               (858) 450-4220

Item 5.    Other Events

Path 1 Network Technologies Inc. effected a one-for-six reverse split of its outstanding shares of common stock, effective as of July 23, 2003. Please see the press release dated July 22, 2003, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing this reverse stock split.

Item 7.    Financial Statements and Exhibits

(c)    Exhibits

Exhibit 3.1	Certificate of Amendment to Certificate of Incorporation, as filed with the Delaware Secretary of State on July 22, 2003, effecting a reverse split of outstanding shares of common stock to be effective as of 12:01 a.m. EDT on July 23, 2003.

Exhibit 99.1	Press release issued by Path 1 Network Technologies, Inc. on July 22, 2003, announcing a one-for-six reverse split of its outstanding shares of common stock.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Path 1 Network Technologies, Inc.

Dated: July 23, 2003	By:	/s/ Frederick A. Cary
Frederick A. Cary Chief Executive Officer and President

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EXHIBIT INDEX

Exhibit Number	Description of Document

3.1	Certificate of Amendment to Certificate of Incorporation, as filed with the Delaware Secretary of State on July 22, 2003, effecting a reverse split of outstanding shares of common stock to be effective as of 12:01 a.m. EDT on July 23, 2003.

99.1	Press release issued by Path 1 Network Technologies, Inc. on July 22, 2003, announcing a one-for-six reverse split of its outstanding shares of common stock.

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